EXHIBIT 99.1


                                Certification of
                             Chief Executive Officer
                          of Emerging Delta Corporation


This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the quarterly report on Form 10-QSB (the "form") for the quarter ended June 30, 2002 of Emerging Delta Corporation (the "Issuer").

I, Burt H. Keenan, the Chief Executive Officer of Issuer certify that to the best of my knowledge:

      (i) the Form 10-QSB fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

      (ii) the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated:  August 14, 2002



         By:  /S/ BURT H. KEENAN
              --------------------
              Chief Executive Officer


Subscribed and sworn to before me
this 14th day of August 2002.


/S/ IRENE MARTINEZ
-----------------------------
Name:  Irene Martinez
Title: Notary Public

My commission expires:
   November 14, 2002


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                                Certification of
                             Chief Financial Officer
                          of Emerging Delta Corporation


This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the quarterly report on Form 10-QSB (the "form") for the quarter ended June 30, 2002 of Emerging Delta Corporation (the "Issuer").

I, Jerry W. Jarrell, the Chief Financial Officer of Issuer certify that to the best of my knowledge:

      (i) the Form 10-QSB fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

      (ii) the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated:  August 14, 2002



         By:  /S/ JERRY W. JARRELL
              ----------------------
              Chief Financial Officer


Subscribed and sworn to before me
this 14th day of August 2002.


/S/ IRENE MARTINEZ
-----------------------------------
Name:  Irene Martinez
Title: Notary Public

My commission expires:
   November 14, 2002